REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), is entered into by and among ECO-STIM ENERGY SOLUTIONS, INC., a Nevada corporation (the “Issuer”), the parties named on the signature pages hereto (each a “Purchaser” and collectively the “Purchasers”) and any parties identified on the signature page of any joinder agreements executed and delivered pursuant to Section 18 hereof (together with the Purchasers, each a “Holder” and collectively the “Holders”), to be effective automatically upon the Closing (as defined in the Subscription Agreement).

WHEREAS, on or about the date hereof, the Issuer and the Purchasers are entering into a Common Stock Subscription Agreement (the “Subscription Agreement”), pursuant to which the Issuer is issuing shares of its Common Stock to the Purchasers; and

WHEREAS, as a condition to their investment pursuant to the Subscription Agreement, the Purchasers desire certain registration rights as provided in this Agreement, and the Issuer and the Purchasers mutually desire to enter into this Agreement to provide the Holders such registration rights.

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the Parties intending to be legally bound, hereby agree as follows:

1. DEFINITIONs and interpretation.

(a) Capitalized terms used herein without definition shall have the meanings ascribed to them in the Subscription Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the preamble.

“Allowable Grace Period” has the meaning set forth in Section 5.

“Blue Sky Filing” has the meaning set forth in Section 7(a)(i).

“Claims” has the meaning set forth in the Section 7(a).

“Effectiveness Deadline” has the meaning set forth in Section 2(a).

“Event” has the meaning set forth in Section 2(f).

“Event Date” has the meaning set forth in Section 2(f).

“Existing Registration Right Agreement” means that certain Amended and Restated Registration Rights Agreement between the Issuer and certain of its stockholders, dated as of July 6, 2017, as the same may be amended, restated, modified or supplemented from time to time.

“Existing Rights Holder” or “Existing Rights Holders” means stockholders of the Issuer who have registration rights pursuant to the Existing Registration Rights Agreement.

“Failure” has the meaning set forth in Section 5(b).

“Grace Period” has the meaning set forth in Section 5.

“Holder” or “Holders” has the meaning set forth in the preamble.

“Holder Indemnified Person” has the meaning set forth in the Section 7(a).

“Indemnified Damages” has the meaning set forth in the Section 7(a).

“Inspectors” has the meaning set forth in the Section 4(h).

“Issuer” has the meaning set forth in the preamble.

“Issuer Indemnified Party” has the meaning set forth in the Section 7(b).

“Mandatory Shelf Filing Date” has the meaning set forth in Section 2(a).

“Parties” means, collectively, the Issuer and the Holders.

“Piggyback Registration” has the meaning set forth in Section 3(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchaser” has the meaning set forth in the preamble.

“Registrable Securities” means (a) any shares of Common Stock held by any Holder or any Holder’s Affiliates, which were issued pursuant to the Subscription Agreement and (b) any shares of Common Stock issued or issuable with respect to any shares described in subsection (a) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (it being understood that for purposes of this Agreement, a Person shall be deemed to be a Holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Issuer any Registrable Securities, whether or not such acquisition has actually been effected). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement covering such securities has been declared effective by the SEC and such securities have been disposed of pursuant to such effective Registration Statement, (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (iii) such securities are otherwise transferred and such securities may be resold without subsequent registration under the Securities Act, (iv) such securities may be resold pursuant to Rule 144(b)(1)(i) (or any successor provision) or (v) such securities shall have ceased to be outstanding.

“Registration Statement” means any registration statement of the Issuer which covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

“SEC” means the United States Securities and Exchange Commission.

“SEC Guidance” means (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff, (ii) the Securities Act and (iii) the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder of Registrable Securities, except for the fees and disbursements of counsel for the Holders of Registrable Securities required to be paid by the Issuer pursuant to Section 6.

“Shelf Registration Statement” has the meaning set forth in Section 2(a).

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“Subscription Agreement” has the meaning set forth in the recitals.

“Trading Market” means the New York Stock Exchange, the Nasdaq Global Select Market or a similar national securities exchange.

“Underwritten Offering” has the meaning set forth in Section 2(b).

“Violations” has the meaning set forth in Section 7(a)(iv).

(b) For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. References to “Exhibits,” “Sections”, “Recitals” and “clauses” shall be to Exhibits, Sections, Recitals and clauses, respectively, of this Agreement unless otherwise specifically provided. Each reference to an agreement shall mean and include all amendments, supplements to and other modifications to such agreement as, (i) are duly entered into by the parties thereto and (ii) do not violate the terms hereof or constitute a default hereunder. Each reference to a law shall mean and include such law as amended from time to time and any supplements or replacement provisions with respect to such law. All terms defined herein have the meanings assigned to them herein for all purposes, and such meanings are equally applicable to both the singular and plural forms of the terms defined unless the context requires otherwise. “Include,” “includes” and “including” shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import. References to a person are, unless the context otherwise requires, also to its successors and permitted assigns.

2. REGISTRATION.

(a) Following the Closing Date, but no later than sixty (60) days following the Closing Date (such date, the “Mandatory Shelf Filing Date”), the Issuer shall prepare and use its commercially reasonable efforts to file a Registration Statement (a “Shelf Registration Statement”) with the SEC providing for registration and resale, on a continuous or delayed basis pursuant to Rule 415, of all the Registrable Securities then outstanding from time to time. The Issuer shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act by the SEC as soon as reasonably practicable after the Mandatory Shelf Filing Date, but in any event no later than the earlier of (i) if the Shelf Registration Statement is subject to review by the SEC, one hundred and twenty (120) days following the Closing Date, and (ii) if the Shelf Registration Statement is not subject to review by the SEC, ten (10) days following the date of receipt of such notice from the SEC (such earlier date, the “Effectiveness Deadline”). The Issuer shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act and to be supplemented and amended to ensure that the Shelf Registration Statement is available for the resale of all Registrable Securities by the Holders until the date when all of the Registrable Securities covered by such Shelf Registration Statement have been sold (the “Effectiveness Period”). As soon as practicable following the date that the Shelf Registration Statement becomes effective, but in any event within two (2) Business Days of such date, the Issuer shall provide the Holders with written notice of the effectiveness of the Shelf Registration Statement.

(b) If a Holder or Holders of at least twenty-five percent (25%) of the Registrable Securities then outstanding elect to distribute the Registrable Securities covered by the Shelf Registration Statement in an underwritten offering (the “Underwritten Offering”), they shall so advise the Issuer, and the Issuer shall promptly, but in no event later than five (5) Business Days after the request from the requesting Holders, provide notice to the other Holders of the proposed Underwritten Offering. The Holders of a majority of the Registrable Securities initially requesting the Underwritten Offering shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering; provided, that such selection shall be subject to the consent of the Issuer, which consent shall not be unreasonably withheld, conditioned or delayed. The Issuer shall not be required to effect an Underwritten Offering more than three (3) times in the aggregate for the Holders as a group; provided, that an Underwritten Offering shall not count against such limit unless and until the Holder(s) requesting such registration are able to sell at least seventy-five percent (75%) of the Registrable Securities requested to be included in such Underwritten Offering.

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(c) The Issuer shall not be obligated to effect any Underwritten Offering within a hundred and twenty (120) days after the effective date of a previous Underwritten Offering, a previous Piggyback Registration in which Holders sold all of the shares of Registrable Securities requested to be included therein or a demand registration effected pursuant to the Existing Registration Rights Agreement. The Issuer may postpone for up to twenty (20) Business Days any Underwritten Offering if the Issuer’s Board of Directors determines in its reasonable good faith judgment that such Underwritten Offering would (i) materially interfere with a significant acquisition, corporate organization or other similar transaction involving the Issuer; (ii) require premature disclosure of material information that the Issuer has a bona fide business purpose for preserving as confidential; or (iii) render the Issuer unable to comply with requirements under the Securities Act or Exchange Act; provided, that in such event the Holders of a majority of the Registrable Securities initiating such Underwritten Offering shall be entitled to withdraw such request and, if such request is withdrawn, such Underwritten Offering shall not count as one of the permitted Underwritten Offerings hereunder and the Issuer shall pay all expenses in connection with such offering. The Issuer may delay an Underwritten Offering hereunder only twice in any period of twelve (12) consecutive months.

(d) The Issuer shall not include in any Underwritten Offering any securities which are not Registrable Securities other than the securities owned by Existing Rights Holders without the prior written consent of the Holders of a majority of the Registrable Securities included in such Underwritten Offering, which consent shall not be unreasonably withheld or delayed. If the managing underwriter of the requested Underwritten Offering advises the Issuer and the Holders of Registrable Securities to be included in that Underwritten Offering in writing that in its opinion the number of shares of Common Stock proposed to be included in the Underwritten Offering, including all Registrable Securities and all other shares of Common Stock proposed to be included in such Underwritten Offering, exceeds the number of shares of Common Stock which can be sold in such Underwritten Offering and/or that the number of shares of Common Stock proposed to be included in any registration would adversely affect the price per share of the Common Stock proposed to be sold in such Underwritten Offering, the Issuer shall include in such Underwritten Offering (i) first, (x) the number of shares of Common Stock requested to be included by Holders of Registrable Securities who have requested an Underwritten Offering, (y) the number of shares of Common Stock that the other Holders of Registrable Securities propose to sell, and (z) if Existing Rights Holders elect to participate in such Underwritten Offering pursuant to the Existing Registration Rights Agreement, the number of shares of Common Stock that such Existing Rights Holders propose to sell, pro rata (among clauses (x), (y) and (z)) in accordance with their respective requests and (ii) second, if all of the securities requested to be sold under clause (i) (the “Clause (i) Securities”) are included the number of shares of Common Stock proposed to be included therein by any other Persons (including shares of Common Stock to be sold for the account of the Issuer and/or other holders of Common Stock) allocated among such Persons in such manner as they may agree. If the managing underwriter determines that less than all of the Clause (i) Securities proposed to be sold can be included in such offering, then the Clause (i) Securities that are included in such offering shall be allocated pro rata among the respective Holders and Existing Rights Holders, on the basis of the number of Clause (i) Securities requested to be sold in such Underwritten Offering.

(e) Notwithstanding any other provision of this Agreement, if the SEC or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Shelf Registration Statement as a secondary offering (and notwithstanding that the Issuer used reasonable best efforts to advocate with the SEC for the registration of all or a greater portion of Registrable Securities) or in any Underwritten Offering, unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Shelf Registration Statement will be reduced as follows:

(i)	First, the Issuer shall reduce or eliminate any securities to be included other than (A) Registrable Securities held by Holders or (B) securities of the Issuer held by Existing Rights Holders subject to registration rights pursuant to the Existing Registration Rights Agreement;

(ii)

Second, if further reduction is required after the elimination of all securities described in Section 2(e)(i), the Issuer shall reduce the securities of the Issuer held by Existing Rights Holders other than the securities issued pursuant to the Subscription Agreement (and without limiting such Existing Rights Holders’ rights under the Existing Registration Rights Agreement);

(iii)

Third, if further reduction is required after the elimination of all securities described in Section 2(e)(i) and (ii), the Issuer shall reduce the securities of the Issuer held by Existing Rights Holders issued pursuant to the Subscription Agreement (and without limiting such Existing Rights Holders’ rights under the Existing Registration Rights Agreement); and

(iv)

Fourth, if further reduction is required after the elimination of all securities described in Sections 2(e)(i), (ii) and (iii), the Issuer shall reduce, pro rata in accordance with their respective requests, the Registrable Securities held by Holders.

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In the event of a cutback hereunder, the Issuer shall give each Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Issuer amends the initial Registration Statement in accordance with the foregoing, the Issuer will use its best efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the SEC or to registrants of securities in general, one or more registration statements on Form S-1 or such other form available to register for resale those Registrable Securities that were not registered for resale on the initial Shelf Registration Statement, as amended.

(f) If (i) the Issuer has not filed a Shelf Registration Statement pursuant to Section 2(a) by the Mandatory Shelf Filing Date, or (ii) such Shelf Registration Statement has not been declared effective by the SEC on or before the Effectiveness Deadline, (any such failure or breach being referred to as an “Event”, and the date on which such Event occurs being referred to as “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Issuer shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of one percent (1.0%) multiplied by the aggregate per share purchase price paid by such Holder pursuant to the Subscription Agreement. If the Issuer fails to pay any partial liquidated damages pursuant to this Section 2(f) in full within fifteen (15) days after the date payable, the Issuer will pay interest thereon at a rate of twelve percent (12%) per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event. In the event that the Issuer registers some but not all of the Registrable Securities, the one percent (1.0%) of liquidated damages referred to above for any monthly period shall be reduced to equal the percentage determined by multiplying one percent (1.0%) by a fraction, the numerator of which shall be the number of Registrable Securities for which there is not an effective Registration Statement at such time and the denominator of which shall be the number of Registrable Securities at such time.

3. PIGGYBACK REGISTRATION

(a) Whenever the Issuer proposes to register any shares of its Common Stock under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a Registration Statement on Form S-4, S-8 or any successor form thereto or another form not available for registering the Registrable Securities for sale to the public), whether for its own account or for the account of one or more stockholders of the Issuer and the form of Registration Statement to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Issuer shall give prompt written notice (in any event no later than ten (10) Business Days prior to the filing of such Registration Statement) to the Holders of Registrable Securities of its intention to effect such a registration and, subject to Section 3(b) and Section 3(c), shall include in such registration all Registrable Securities with respect to which the Issuer has received written requests for inclusion from the Holders of Registrable Securities within five (5) Business Days after the Issuer’s notice has been given to each such Holder. Each Holder of Registrable Securities agrees that the fact that such a notice has been delivered shall constitute confidential information. A Piggyback Registration shall not be considered an Underwritten Offering for purposes of Section 2 of this Agreement.

(b) If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Issuer and the managing underwriter advises the Issuer and the Holders of Registrable Securities (if any Holders of Registrable Securities have elected to include Registrable Securities in such Piggyback Registration) in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering, the Issuer shall include in such registration (i) first, the number of shares of Common Stock that the Issuer proposes to sell; (ii) second, (x) the number of shares of Common Stock that the Holders of Registrable Securities propose to sell and (y) the number of shares of Common Stock that the Existing Rights Holders propose to sell (subject to such limitations as set forth in the Existing Registration Rights Agreement), allocated pro rata among all such Holders and Existing Rights Holders on the basis of the number of Registrable Securities proposed for sale by each such holder and shares of Common Stock subject to registration rights pursuant to the Existing Registration Rights Agreement that the Existing Rights Holders propose to sell, or in such manner as they may otherwise agree, and (iii) third, if all of the securities described in clauses (i) and (ii) are included, the number of shares of Common Stock requested to be included therein by holders of Common Stock (other than Holders and Existing Rights Holders), allocated among such holders in such manner as they may agree.

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(c) If a Piggyback Registration is initiated as an underwritten offering on behalf of a holder of Common Stock other than Registrable Securities, and the managing underwriter advises the Issuer in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering, the Issuer shall include in such registration (i) first, the number of shares of Common Stock requested to be included therein by the holder(s) requesting such registration, (ii) second, (x) the number of shares of Common Stock that the Holders of Registrable Securities propose to sell and (y) the number of shares of Common Stock that the Existing Rights Holders propose to sell (subject to such limitations as set forth in the Existing Registration Rights Agreement), allocated pro rata among all such holders on the basis of the number of Registrable Securities proposed for sale by each such Holder and shares of Common Stock subject to registration rights pursuant to the Existing Registration Rights Agreement that the Existing Rights Holders propose to sell, or in such manner as they may otherwise agree, and (iii) third, if all of the securities described in clauses (i) and (ii) are included, the number of shares of Common Stock requested to be included therein by holders of Common Stock (other than Holders of Registrable Securities and Existing Rights Holders), allocated among such holders in such manner as they may agree.

(d) If any Piggyback Registration is initiated as a primary underwritten offering on behalf of the Issuer, the Issuer shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

4. REGISTRATION PROCEDURES

If and whenever any Registrable Securities owned by the Holders are to be registered pursuant to the provisions of this Agreement, the Issuer shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Issuer shall as soon as practicable:

(a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective;

(b) prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until all of such Registrable Securities have been disposed of and to comply with the provisions of the Securities Act with respect to the disposition of such Registrable Securities in accordance with the intended methods of disposition set forth in such Registration Statement;

(c) at least five (5) Business Days before filing such Registration Statement, Prospectus or amendments or supplements thereto, furnish to one counsel selected by Holders of a majority of such Registrable Securities copies of such documents proposed to be filed, which documents shall be subject to the review, comment and approval of such counsel;

(d) notify each selling Holder of Registrable Securities, promptly after the Issuer receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

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(e) furnish to each selling Holder of Registrable Securities such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits and documents incorporated by reference therein) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(f) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or “blue sky” Laws of such jurisdictions as any selling Holder requests and do any and all other acts and things which may be necessary or advisable to enable such Holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holders; provided, that the Issuer shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 4(f);

(g) notify each selling Holder of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such Holder, the Issuer shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(h) make available for inspection by any selling Holder of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Issuer, and cause the Issuer’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement;

(i) use its reasonable best efforts to cause such Registrable Securities to be listed on each Trading Market on which the Common Stock is then listed and to maintain the trading of the Common Stock on the Trading Market on which such Common Stock is then traded, and shall not take any action which would be reasonably expected to result in the removal or suspension of the Common Stock from trading on such Trading Market;

(j) in connection with an underwritten offering, enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as the Holders of such Registrable Securities or the managing underwriter of such offering reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, making appropriate officers of the Issuer available to participate in “road show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Securities);

(k) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make available to its stockholders an earnings statement (in a form that satisfies the provisions of Rule 158 under the Securities Act) no later than thirty (30) days after the end of the twelve (12)-month period beginning with the first day of the Issuer’s first full fiscal quarter after the effective date of such Registration Statement, which earnings statement shall cover said twelve (12)-month period, and which requirement will be deemed to be satisfied if the Issuer timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

(l) furnish to each selling Holder of Registrable Securities and each underwriter, if any, with (i) a legal opinion of the Issuer’s outside counsel, dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), in form and substance as is customarily given in opinions of the Issuer’s counsel to underwriters in underwritten public offerings; and (ii) a “comfort” letter signed by the Issuer’s independent certified public accountants in form and substance as is customarily given in accountants’ letters to underwriters in underwritten public offerings;

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(m) without limiting Section 4(f) above, use its reasonable best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Issuer to enable the Holders of such Registrable Securities to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof;

(n) notify the Holders of Registrable Securities promptly of any request by the SEC for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(o) advise the Holders of Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

(p) permit any Holder of Registrable Securities which Holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Issuer, to participate in the preparation of such Registration Statement and to require the insertion therein of language, furnished to the Issuer in writing, which in the reasonable judgment of such Holder and its counsel should be included;

(q) in the case of any shelf Registration Statement filed pursuant to Rule 415 under the Securities Act to enable resales from time to time of Registrable Securities, deliver to the Issuer’s transfer agent within two (2) Business Days after such Registration Statement is declared effective by the SEC written notice that such Registration Statement has been declared effective and may be used for resales of Registrable Securities; and

(r) otherwise use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

5. GRACE PERIODS; LIQUIDATED DAMAGES.

(a) Notwithstanding anything to the contrary herein, at any time after the effective date of a Registration Statement, the Issuer may delay the disclosure of material, non-public information if the Issuer’s Board of Directors determines in its reasonable good faith judgment that such disclosure would (i) materially interfere with a significant acquisition, corporate organization or other similar transaction involving the Issuer; (ii) require premature disclosure of material information that the Issuer has a bona fide business purpose for preserving as confidential; or (iii) render the Issuer unable to comply with requirements under the Securities Act or Exchange Act (a “Grace Period”); provided, that the Issuer shall promptly (1) notify the Holders of Registrable Securities included in such Registration Statement in writing in accordance with Section 4(g) of such Grace Period and the date on which the Grace Period will begin, and (2) notify the Holders of Registrable Securities included in such Registration Statement in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed twenty (20) consecutive Business Days and during any twelve (12)-month period such Grace Periods shall not exceed an aggregate of forty (40) Business Days and the first day of any Grace Period must be at least twenty (20) Business Days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Holders of Registrable Securities included in such Registration Statement receive the notice referred to in clause (1) and shall end on and include the later of the date such Holders receive the notice referred to in clause (2) and the date referred to in such notice. The amendment and prospectus supplement provisions of Section 4(g) shall not be applicable during the period of any Allowable Grace Period.

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(b) If on any day after the effective date of a Registration Statement, sales of all of the Registrable Securities included on such Registration Statement cannot be made (other than during an Allowable Grace Period) pursuant to such Registration Statement or otherwise (including, without limitation, because the Registrable Shares are not listed on a Trading Market or because of the suspension of trading of the Common Stock on the Trading Market on which such Common Stock is then traded, a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or the Registration Statement ceases to be effective for any reason or the Prospectus contained therein is not available for use for any reason), or the Issuer fails to file with the SEC any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as a result of which any of the Holders of Registrable Securities included in such Registration Statement are unable to sell Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions) then, as partial relief for the damages to any such Holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity, including, without limitation, specific performance or any additional obligation to register Registrable Securities pursuant to this Agreement) (any such event, a “Failure”), the Issuer shall pay to each holder of Registrable Securities relating to such Registration Statement, a cash amount equal to, or, at such Holder’s election if offered by the Issuer, warrants to purchase Common Stock of the Issuer with a Black-Scholes value of no less than, one percent (1.0%) of the market value (based upon the most recent closing price of the Common Stock on the Trading Market on which such Common Stock has been traded) of such Holder’s Registrable Securities, on the thirtieth (30th) day after the date of a Failure and every thirtieth (30th) day thereafter (pro-rated for periods totaling less than thirty (30) days) until such Failure is cured. Notwithstanding anything to the contrary contained herein, (i) such payments shall cease to accrue when all of the Registrable Securities may be sold pursuant to Rule 144 without any restrictions or limitations, and (ii) in no event shall the aggregate amount of all such payments paid to a Holder exceed an amount equal to ten percent (10%) of such Holder’s original purchase price (or conversion price, as applicable) for the Registrable Securities.

6. EXPENSES

All expenses (other than Selling Expenses) incurred by the Issuer in complying with its obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Securities, including, without limitation, all registration and filing fees, underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration, fees and expenses of complying with securities and “blue sky” Laws, printing expenses, fees and expenses of the Issuer’s counsel and accountants and fees and expenses of one counsel for the Holders of Registrable Securities participating in such registration as a group (selected by Holders of a majority of the Registrable Securities), shall be paid by the Issuer. All Selling Expenses relating to Registrable Securities registered pursuant to this Agreement shall be borne and paid by the Holders of such Registrable Securities, in proportion to the number of Registrable Securities registered for each such Holder.

7. INDEMNIFICATION

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, the Issuer will, and hereby does, indemnify, hold harmless and defend each Holder and each Person that is a transferee in accordance with Section 18, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Holder within the meaning of the Securities Act or the Exchange Act (each, an “Holder Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:

(i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such Registration Statement, or contained in the final Prospectus (as amended or supplemented, if the Issuer files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading;

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(iii) any violation or alleged violation by the Issuer of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement; or

(iv) any violation of this Agreement (the matters in the foregoing clause (i) through and including this clause (iv) being, collectively, “Violations”).

Subject to Section 7(c), the Issuer shall reimburse the Holder Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (1) shall not apply to a Claim by a Holder Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Issuer by such Holder Indemnified Person for such Holder Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such Prospectus was timely made available by the Issuer; and (2) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Issuer, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Person and shall survive the transfer of any of the Registrable Securities by a Holder pursuant to Section 18.

(b) In connection with any Registration Statement in which a Holder is participating, each such Holder agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 7(a), the Issuer, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Issuer within the meaning of the Securities Act or the Exchange Act (each, an “Issuer Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon:

(i) any untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any Blue Sky Filing, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii) any untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such Registration Statement, or contained in the final Prospectus (as amended or supplemented, if the Issuer files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading;

in each case to the extent, and only to the extent, that the foregoing occurs in expressly permitted reliance upon and in strict conformity with written information furnished to the Issuer by such Holder expressly for use in connection with such Registration Statement; and, subject to Section 7(c), such Holder shall reimburse the Issuer Indemnified Party for any legal or other expenses reasonably incurred by an Issuer Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 7(b) and the agreement with respect to contribution contained in Section 7(f) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Holder shall be liable under this Section 7(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Issuer Indemnified Party and shall survive the transfer of the Registrable Securities by an Holder pursuant to Section 18.

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(c) Promptly after receipt by a Holder Indemnified Person or Issuer Indemnified Party under this Section 7 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Holder Indemnified Person or Issuer Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Holder Indemnified Person or the Issuer Indemnified Party, as the case may be; provided, however, that a Holder Indemnified Person or Issuer Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Holder Indemnified Persons or Issuer Indemnified Party(ies) to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Holder Indemnified Person or Issuer Indemnified Party, as applicable, the representation by such counsel of the Holder Indemnified Person or Issuer Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Holder Indemnified Person or Issuer Indemnified Party and any other party represented by such counsel in such proceeding. In the case of a Holder Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Holders holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Issuer Indemnified Party or Holder Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Issuer Indemnified Party or Holder Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Issuer Indemnified Party or Holder Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Issuer Indemnified Party or Holder Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Issuer Indemnified Party or Holder Indemnified Person of a release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Issuer Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Issuer Indemnified Party or Holder Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Holder Indemnified Person or Issuer Indemnified Party under this Section 7, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d) Where the Issuer is the indemnifying party, the indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Issuer Indemnified Party or Holder Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

(f) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 7 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation (in each case, as determined by a final non-appealable order of a court of competent jurisdiction); and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement. Notwithstanding the provisions of this Section 7(f), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the applicable sale of the Registrable Securities subject to the Claim exceed the amount of any damages that such Holder has otherwise been required to pay, or would otherwise be required to pay under Section 7(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

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8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

No Person may participate in any registration hereunder which is underwritten unless such Person, (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, provided such arrangements are customary for similar offerings, and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no Holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Issuer or the underwriters (other than representations and warranties regarding such Holder, such Holder’s ownership of its shares of Common Stock to be sold in the offering and such Holder’s intended method of distribution) or to undertake any indemnification obligations to the Issuer or the underwriters with respect thereto, except as otherwise provided in Section 7.

9. RULE 144 COMPLIANCE

With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Issuer to the public without registration or pursuant to a registration on Form S-1, Form S-3 or any successor forms thereto, the Issuer shall:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Closing Date;

(b) use reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act, at any time after the Issuer has become subject to such reporting requirements; and

(c) furnish to any Holder so long as the Holder owns Registrable Securities, promptly upon request, a written statement by the Issuer as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Issuer, and such other reports and documents so filed or furnished by the Issuer as such Holder may reasonably request in connection with the sale of Registrable Securities without registration.

10. PRESERVATION OF RIGHTS

The Issuer shall not (a) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder, or (b) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the Holders of Registrable Securities in this Agreement.

11. TERMINATION

This Agreement shall terminate and be of no further force or effect when no securities of the Issuer constitute Registrable Securities; provided, that the provisions of Section 6 and Section 7 shall survive any such termination.

12. REMEDIES

Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by Law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Issuer acknowledges that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Issuer hereby agrees to waive the defense in any action for specific performance that a remedy at Law would be adequate.

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13. NOTICES

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, sent by facsimile or sent by recognized national overnight courier service or registered or certified mail, postage prepaid, and shall be deemed to have been given when delivered in person or otherwise upon receipt. For the purposes hereof, the addresses of the parties (until notice of a change thereof is delivered as provided in this Section 13) shall be as follows:

The Issuer:	Eco-Stim Energy Solutions, Inc.
Address:	2930 W. Sam Houston Pkwy N.
Suite 275
Houston, Texas 77043
Attention:	J. Christopher Boswell
Telephone No.:	281-531-7200
Facsimile No.:	281-531-5297

With a copy to (which shall	Vinson &Elkins L.L.P.
not constitute notice):	2801 Via Fortuna, Suite 100
Austin, Texas 78746-7568
Attn: Andrew W. Smetana

If to any Holder: the address specified on such Purchaser’s signature page to this Agreement, in a notice provided by such Purchaser to the Issuer pursuant to this Section 13 or in the transfer instrument delivered to the Issuer in connection with the assignment of any Securities, whichever is most recent.

14. SEVERABILITY

In case any provision in or obligation under this Agreement or any other Transaction Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

15. HEADINGS

Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

16. COUNTERPARTS, EFFECTIVENESS

This Agreement and any amendments, waivers, consents or supplements may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each Party and written or telephonic notification of such execution and authorization of delivery thereof has been received by each party.

17. ENTIRE AGREEMENT

This Agreement, together with the Subscription Agreement, constitute the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. If a Holder is an Existing Rights Holder under the Existing Registration Rights Agreement, such Holder agrees that the terms of the Existing Registration Rights Agreement shall prevail in the event of a conflict between such Holder’s rights under this Agreement and the Existing Registration Rights Agreement.

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18. SUCCESSOR AND ASSIGNS

This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns (including to any Holder). Each Holder may assign its rights hereunder to any purchaser or transferee of Registrable Securities, as applicable; provided, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a Holder, as applicable, whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of Holder herein and had originally been a party hereto.

19. NO THIRD-PARTY BENEFICIARIES

This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns (including any Holders) and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

20. AMENDMENT, MODIFICATION AND WAIVER

Except as otherwise provided herein, the provisions of this Agreement may only be amended, modified, supplemented or waived with the prior written consent of the Issuer and the Holders of at least a majority of the Registrable Securities, provided, however, that this Agreement may not be amended, modified, supplemented or waived without the prior written consent of FT SOF VII Holdings, LLC. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

21. APPLICABLE LAW

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

22. CONSENT TO JURISDICTION AND SERVICE OF PROCESS

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE ISSUER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR ANY STATE COURTS SITTING IN NEW YORK COUNTY, NEW YORK). BY EXECUTING AND DELIVERING THIS AGREEMENT, THE ISSUER FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:

(a) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(b) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

(c) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE ISSUER, AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 13;

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(d) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE ISSUER IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

(e) AGREES THAT EACH HOLDER RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST THE ISSUER IN THE COURTS OF ANY OTHER JURISDICTION; AND

(f) AGREES THAT THE PROVISIONS OF THIS SECTION 22 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

23. WAIVER OF JURY TRIAL

THE PARTIES HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The Parties each acknowledge that this waiver is a material inducement for the Parties to enter into a business relationship that the Parties have already relied on the waiver in entering into this Agreement and that each will continue to rely on the waiver in their related future dealings. The Parties further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

THE ISSUER:

ECO-STIM ENERGY SOLUTIONS, INC.

a Nevada corporation

By:	/s/ Jon Christopher Boswell
Name:	Jon Christopher Boswell
Title:	President and Chief Executive Officer

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

FIR TREE CAPITAL OPPORTUNITY MASTER FUND III, LP

By:	/s/ Brian A. Meyer
Name:	Brian A. Meyer
Title:	Authorized Person

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

FIR TREE CAPITAL OPPORTUNITY MASTER FUND , LP

By:	/s/ Brian A. Meyer
Name:	Brian A. Meyer
Title:	Authorized Person

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

FT SOF IV HOLDINGS, LLC

By:	/s/ Brian A. Meyer
Name:	Brian A. Meyer
Title:	Authorized Person

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

FT SOF VII HOLDINGS, LLC

By:	/s/ Brian A. Meyer
Name:	Brian A. Meyer
Title:	Authorized Person

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

Bienville Argentina Opportunities Fund 2.0, LP

By:	/s/ Donald Stoltz
Name:	Donald Stoltz
Title:	Managing Member

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

BROWN CAYMAN I

By:	/s/ Daniel McCollum
Name:	Daniel McCollum
Title:	Managing Director

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

BLR PARTNERS, LP By: BLRPart, LP, its general partner By: BLRGP Inc., its general partner

By:	/s/ Bradley L. Radoff
Name:	Bradley L. Radoff
Title:	Director

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

BRC PARTNERS OPPORTUNITY FUND, LP

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	CEO, B. Riley Capital Management, LLC

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

ALTA FUNDAMENTAL ADVISERS MASTER LP

By:	/s/ Jeremy Carton
Name:	Jeremy Carton
Title:	Authorized Signatory

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

STAR V PARTNERS LLC

By:	/s/ Jeremy Carton
Name:	Jeremy Carton
Title:	Authorized Signatory

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

BLACKWELL PARTNERS LLC – SERIES A

By:	/s/ Justin B. Nixon
Name:	Jeremy Carton
Title:	Investment Manager, DUMAC, Inc., Authorized Agent

By:	/s/ Jannine M. Lall
Name:	Jannine M. Lall
Title:	Controller, DUMAC, Inc., Authorized Agent

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

GREEN TURTLE PARTNERS, LP

By:	/s/ Mark Gurdlach
Name:	Mark Gurdlach
Title:	P.M.

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

IROQUOIS MASTER FUND LTD.

By:	/s/ Kimberly Page
Name:	Kimberly Page
Title:	Director

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

BERNARD SELZ ROTH IRA

By:	/s/ Bernard Selz
Name:	Bernard Selz

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

JEC II ASSOCIATES, LLC

By:	/s/ Michael Torok
Name:	Michael Torok
Title:	Managing Director

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

Capstone Volatility Master (Cayman) Ltd By: Capstone Investment Advisors, LLC, its investment manager

By:	/s/ Matt Tonelli
Name:	Matt Tonelli
Title:	Chief Risk Officer

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

Healthcare Providers Insurance Company, RRG
By: Victory Capital Management Inc., its Investment Adviser
By:	/s/ Michael Policarpo
Name:	Michael Policarpo
Title:	Chief Operating Officer

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

Robert E. Crosby
By: Victory Capital Management Inc., its Investment Adviser
By:	/s/ Michael Policarpo
Name:	Michael Policarpo
Title:	Chief Operating Officer

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

State Treasurer of the State of Michigan
By: Victory Capital Management Inc., its Investment Adviser
By:	/s/ Michael Policarpo
Name:	Michael Policarpo
Title:	Chief Operating Officer

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

Tony Dong
By: Victory Capital Management Inc., its Investment Adviser
By:	/s/ Michael Policarpo
Name:	Michael Policarpo
Title:	Chief Operating Officer

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)

IN WITNESS WHEREOF, each of the undersigned has caused this Registration Rights Agreement to be executed by its respective duly authorized officers as of the date first written above.

PURCHASER:

The Survivors Trust under the Riley Family Trust

By:	/s/ Richard Riley
Name:	Richard Riley
Title:	Trustee

(Signature Page to Eco-Stim Solutions, Inc. Registration Rights Agreement)